SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2013

BISON PETROLEUM, CORP.

(Exact name of Company as specified in its charter)

Nevada	333-167879	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2825 E. Cottonwood Park, Suite 503 Salt Lake City, Utah 84121
(Address of principal executive offices)
Phone: (801) 990-3180
(Company’s Telephone Number) 12248 Meridian Blvd, Ste H Minden, Nevada 89423 (Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Effective July 22, 2013,  FINRA approved our voluntary stock symbol change request and our symbol changed from "GREE" to "BISN" to better reflect the new name of our company.  The symbol change became effective with the Over-the-Counter Bulletin Board at the opening of July 22, 2013.

On July 22, 2012, Board of Directors of the Company authorized a change of address, the new address is:

Bison Petroleum, Corp.

2825 E. Cottonwood Park, Suite 503

Salt Lake City,

Utah 84121

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bison Petroleum, Corp.

Date: July 23, 2013

By: /s/ Antonio Martinez-Guzman

Antonio Martinez-Guzman

President & CEO